NOTE PAYABLE	12 Months Ended
Dec. 31, 2016
NOTE PAYABLE
NOTE PAYABLE

8. NOTE PAYABLE

In May 2013, the Company entered into a contract for the purchase of an enterprise resource planning (“ERP”) system for $150. The total cost for the ERP system, including interest, is $159, with an implicit interest rate of approximately 6%. This non-cancelable purchase agreement was still in effect at December 31, 2016, but there are no future minimum principal payments to be made under the agreement due to the fact that any amounts due have been paid in full. In the third quarter of 2013, the Company decided to abandon the implementation of the ERP system. As such, the ERP system cost of $150 was fully expensed in 2013. The Company reserves the right to implement the ERP system at a future date.